UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 3, 2018
EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive, Kingsport, TN	37662
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code): (423) 229-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders
The 2018 Annual Meeting of the Stockholders of Eastman Chemical Company (the "Company") was held on May 3, 2018. There were 142,758,750 shares of common stock outstanding and entitled to be voted, and 123,434,107 of those shares (86.46% of the outstanding shares) were represented in person or by proxy, at the Annual Meeting.

Four items of business were considered by stockholders at the Annual Meeting:

•	election of eleven directors to serve until the Annual Meeting of Stockholders in 2019 and until their successors are duly elected and qualified;

•	advisory vote on executive compensation as disclosed in the Annual Meeting proxy statement (the “say-on-pay” vote);

•
ratification of the action by the Audit Committee of the Board of Directors appointing PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2018; and

•	adoption of an advisory stockholder proposal requesting that the Board of Directors take steps necessary to permit stockholders to act by written consent without a meeting.

The results of the voting on the election of directors were as follows:

Nominee	Votes For (% of voted shares)	Votes Against (% of voted shares)	Abstentions (% of outstanding shares)	Broker Non-Votes (% of outstanding shares)
Humberto P. Alfonso	110,641,098 (98.50%)	1,682,616 (1.50%)	201,267 (0.14%)	10,909,126 (7.64%)
Brett D. Begemann	109,233,765 (97.24%)	3,101,674 (2.76%)	189,542 (0.13%)	10,909,126 (7.64%)
Michael P. Connors	89,833,577 (79.98%)	22,482,608 (20.02%)	208,796 (0.14%)	10,909,126 (7.64%)
Mark J. Costa	102,899,385 (92.81%)	7,973,865 (7.19%)	1,651,731 (1.15%)	10,909,126 (7.64%)
Stephen R. Demeritt	105,863,129 (94.35%)	6,341,410 (5.65%)	320,442 (0.22%)	10,909,126 (7.64%)
Robert M. Hernandez	104,056,811 (92.63%)	8,279,103 (7.37%)	189,067 (0.13%)	10,909,126 (7.64%)
Julie F. Holder	109,508,709 (97.47%)	2,844,564 (2.53%)	171,708 (0.12%)	10,909,126 (7.64%)
Renée J. Hornbaker	106,358,739 (94.78%)	5,855,316 (5.22%)	310,926 (0.22%)	10,909,126 (7.64%)
Lewis M. Kling	107,521,454 (95.73%)	4,792,944 (4.27%)	210,583 (0.14%)	10,909,126 (7.64%)
James J. O’Brien	110,764,987 (98.61%)	1,566,758 (1.39%)	193,236 (0.13%)	10,909,126 (7.64%)
David W. Raisbeck	92,671,791 (82.50%)	19,660,304 (17.50%)	192,886 (0.13%)	10,909,126 (7.64%)

Accordingly, each of the eleven nominees received a majority of votes cast in favor of that director's election and was elected.

The results of the voting on the advisory "say-on-pay" vote were as follows:

Votes For (% of voted shares)	Votes Against (% of voted shares)	Abstentions (% of outstanding shares)	Broker Non-Votes (% of outstanding shares)
103,765,608 (92.58%)	8,313,647 (7.42%)	445,556 (0.31%)	10,909,296 (7.64%)

Accordingly, a majority of votes cast in the advisory "say-on-pay" vote were "for" approval of the executive compensation as disclosed in the Annual Meeting proxy statement.

The results of the voting on the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2018 were as follows:

Votes For (% of voted shares)	Votes Against (% of voted shares)	Abstentions (% of outstanding shares)	Broker Non-Votes
115,870,964 (94.04%)	7,346,337 (5.96%)	216,806 (0.14%)	n/a

Accordingly, a majority of votes cast on the ratification of the appointment of the independent registered public accounting firm were in favor of the proposal and the appointment of PricewaterhouseCoopers LLP was ratified.

The results of the voting on the advisory stockholder proposal requesting that the Board of Directors take steps necessary to permit stockholders to act by written consent without a meeting were as follows:

Votes For (% of voted shares and % of outstanding shares)	Votes Against (% of voted shares)	Abstentions (% of outstanding shares)	Broker Non-Votes (% of outstanding shares)
55,873,556 (49.96% and 39.14%)	55,974,334 (50.04% and 39.21%)	676,921 (0.47%)	10,909,296 (7.64%)

Accordingly, a majority of votes cast on this stockholder proposal were not in favor of the advisory proposal and the proposal was not adopted.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Eastman Chemical Company
                             By: /s/ Brian L. Henry
                               Brian L. Henry, Senior Securities - Governance Counsel and Assistant Secretary

Date: May 8, 2018

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